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                         LIFESTAGES(R) VARIABLE ANNUITY
                                  INVESTING IN
                  NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III
         SUPPLEMENT DATED MAY 23, 2000 TO PROSPECTUS DATED MAY 1, 2000

     This supplement provides information that you should know before you invest in the policies. You should read this supplement carefully and retain it for future reference. This supplement is not valid unless it is accompanied by a current prospectus for the policies. The terms we use in this supplement have the same meanings as in the prospectus for the policies.

     1. On pages 20 and 21, the second paragraph under the section "Qualified and Non-Qualified Policies" is changed to read as follows:

          If you are considering a Qualified Policy, you should be aware that this annuity will fund a retirement plan that already provides tax deferral under the Internal Revenue Code. In such situations, the tax deferral of the annuity does not provide additional benefits. In addition, you should be aware that there are fees and charges in an annuity that may not be included in other types of investments which may be more or less costly. However, the fees and charges under the policies are designed to provide for certain payment guarantees and features other than tax deferral that may not be available in other investments. They include:

             (1) a Fixed Account option, which features a guaranteed fixed interest rate;

             (2) a death benefit that is payable should you die while the policy is in force, which is reset every three years (every year for applications signed on or after 5/19/2000 in states where approved) and is guaranteed to be at least the amount of your premium payments, less any outstanding loan balance, partial withdrawals and surrender charges;

             (3) the option for your Beneficiary to receive a guaranteed amount of monthly income for his or her lifetime should you die prior to the Annuity Commencement Date;

             (4) the option to receive a guaranteed amount of monthly income for life after the first Policy Year; and

             (5) two riders (an Unemployment Benefit Rider and a Living Needs
                 Benefit Rider), which allow you to withdraw money from your policy without the imposition of surrender charges, subject to the terms of each rider.

     2. On page 26, the first paragraph under the section "Surrender Charges" is changed to read as follows. Please note that this change is being made only for the purpose of clarifying the text. No changes are being made to either the amount of the surrender charge or the method used for its calculation.

          Since no deduction for a sales charge is made from premium payments, we impose a surrender charge on certain partial withdrawals and surrenders of the policies. The surrender charge covers certain expenses relating to the sale of the policies, including commissions to registered representatives and other promotional expenses. We measure the surrender charge as a percentage of the amount withdrawn or surrendered. The surrender charge may apply to amounts applied under certain Income Payment options.

     3. On page 33, the paragraph under (a) Interest Crediting under the section "The Fixed Account" is changed to read as follows:

          a) Interest Crediting

          NYLIAC guarantees that it will credit interest at an effective rate of at least 3% to amounts allocated or transferred to the Fixed Account under the policies. We credit interest on a daily basis. NYLIAC may, at its sole discretion, credit a higher rate or rates of interest to amounts allocated or transferred to the Fixed Account. Interest rates will be set on the anniversary of each payment or transfer. All premium payments and additional amounts (including transfers from other Investment Divisions) allocated to the Fixed Account, plus prior interest earned on such amounts, will receive their applicable interest rate for one-year periods from the anniversary on which the allocation or transfer was made.

                New York Life Insurance and Annuity Corporation
                            (A Delaware Corporation)
                               51 Madison Avenue
                            New York, New York 10010